BY-LAWS
                                       OF
                      BUSINESSWAY INTERNATIONAL CORPORATION

                                    ARTICLE I
                              MEETINGS OF STOCKHOLDERS
                              ------------------------

          SECTION 1.   ANNUAL MEETING .  The annual meeting of the shareholders
                       --------------
of the corporation, for the election of directors and for the transaction of other business, shall be held each year at the principal office of the corporation or at such other place within or without the State of Florida as the board of directors shall determine. If that day be a legal holiday in any year, the meeting shall be held at the same hour and place on the next day following that is not a legal holiday.

          SECTION 2.  SPECIAL MEETINGS .  Special meetings of the shareholders
                      ----------------
may be called by the board of directors, by the holders of not less than one-tenth of all the shares entitled to vote at the meeting, and shall be called by the Chairman of the Board or the President or the Secretary or an Assistant Secretary at the request in writing of one third of the members of the board of directors. Such request shall state the purpose or purposes for which the meeting is to be called. Each special meeting of the shareholders shall be held at such time as the person calling the meeting shall determine and the notice of the meeting shall specify, and shall be held at the principal office of the corporation or at such other place within or without the State of Florida as the board of directors shall determine and the notice of the meeting shall specify.

          SECTION 3.  NOTICE OF MEETINGS .  Written notice of each meeting of
                      ------------------
shareholders shall be given, personally, by telephone, telecopy or other form of electronic communication, or by mail, not less than ten (10) nor more than sixty
(60) days before the date of the meeting, to each shareholder entitled to vote at such meeting by or at the direction of the Chairman of the Board, the President, the Secretary or the officer or persons calling the meeting. If mailed, such notice shall be deposited in the United States mail, with first-class postage thereon prepaid, directed to the shareholder at his or her


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address as it appears on the stock transfer books of the corporation, or, if he or she shall have filed with the Secretary of the corporation a written request that notices to him or her be mailed to some other address, then directed to him or her at such other address. If the notice is mailed at least thirty (30) days before the date of the meeting, it may be done by a class of United States mail other than first class. The notice shall state the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice need not refer to the approval of minutes or to other matters normally incident to the conduct of the meeting. Except for such matters, the business which may be transacted at a special meeting shall be confined to business which is related to the purpose or purposes set forth in the notice. If, at any meeting, action is proposed to be taken which would, if taken, entitle dissenting shareholders to receive payment for their shares, the notice of such meeting shall include a statement of that purpose and to that effect.

          SECTION 4.  WAIVER OF NOTICE OF MEETINGS OF SHAREHOLDERS .  Whenever
                      --------------------------------------------
any notice is required to be given to any shareholder of a corporation under the provisions of the law or under the provisions of the articles of incorporation or these by-laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice.

          SECTION 5.  PROCEDURE .  At each meeting of shareholders the order of
                      ---------
business and all other matters of procedure may be determined by the person presiding at the meeting.

          SECTION 6.  LIST OF SHAREHOLDERS.  If the corporation has more than
          ---------   --------------------
five shareholders, the officer or agent having charge of the stock transfer books for shares of the corporation shall make at least ten (10) days before


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each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address of, and the number and class and series, if any, held by each. Such list shall be kept on file at the registered office of the corporation, at the principal place of business of the corporation or at the office of the transfer agent or registrar of the corporation for a period of ten (10) days prior to such meeting and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder at any time during the meeting.

          SECTION 7.  QUORUM AND VOTING .  At each meeting of shareholders for
                      -----------------
the transaction of any business, a quorum shall be present to organize such meeting. Except as otherwise provided for in the articles of incorporation or by law, a quorum shall consist of the holders of record of not less than a majority of the outstanding shares of the corporation entitled to vote at such meeting, present either in person or by proxy. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number or voting by class is required by law or the articles of incorporation or these by-laws. After a quorum has been established at shareholder's meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

          SECTION 8.  ADJOURNMENTS .  The shareholders entitled to vote who are
                      ------------
present in person or by proxy at any meeting of shareholders, whether or not a quorum shall be present at the meeting, shall have power by a majority vote to adjourn the meeting from time to time without notice other than announcement at the meeting of the time and place to which the meeting is adjourned. At any adjourned meeting at which a quorum shall be present any business may be transacted that might have been transacted on the original date of the meeting,


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and the shareholders entitled to vote at the meeting on the original date
(whether or not they were present thereat), and no others, shall be entitled to vote at such adjourned meeting.

          SECTION 9.  VOTING; PROXIES .  Each outstanding share, regardless of
                      ---------------
class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except as may be otherwise provided in the articles of incorporation. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may vote in person, or may authorize another person or persons to act for him by proxy. Any proxy shall be signed by such shareholder or his or her duly authorized attorney-in-fact and shall be delivered to the secretary of the meeting. The signature of a shareholder on any proxy including without limitation, a telegram, may be printed, stamped or written, provided such signature is executed or adopted by the shareholder with intention to authenticate the proxy. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

          Directors elected at any meeting of the shareholders shall, except as otherwise provided by law or the articles of incorporation, be elected by a plurality of the votes cast. All other corporate action to be taken by vote of the shareholders shall, except as otherwise provided by law, the articles of incorporation or these by-laws, be authorized by a majority of the votes cast. The vote for directions, or upon any question before a meeting of shareholders, shall not be by ballot unless the person presiding at such meeting shall so direct or any shareholder, present in person or by proxy and entitled to vote thereon, shall so demand.

          SECTION 10.  APPOINTMENT OF INSPECTORS OF ELECTION .  The board of
                       -------------------------------------
directors may, in advance of any meeting of the shareholders, appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed in advance of the meeting, the person presiding at such meeting may, and on the request of any shareholder entitled to vote thereat shall, appoint one or more inspectors. In case any inspector appointed fails to


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appear or act, the vacancy may be filled by appointment made by the board of directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. No person who is a candidate for the office of director of the corporation shall act as an inspector at any meeting of the shareholders at which directors are elected.

          SECTION 11.  DUTIES OF INSPECTORS OF ELECTION .  Whenever one or more
                       --------------------------------
inspectors of election may be appointed as provided in these by-laws, he, she or they shall determine the number of shares outstanding and entitled to vote, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders.

          SECTION 12.  ACTION BY SHAREHOLDERS WITHOUT A MEETING .  Unless
                       ----------------------------------------
otherwise provided in the articles of incorporation, any action required by law to be taken at any annual or special meeting of the shareholders of the corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon.

          Within ten (10) days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action and, if the action be a merger, consolidation or sale or


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exchange of assets for which dissenters rights are provided under law, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of law regarding the rights of dissenting shareholders.

                                   ARTICLE II

                                    DIRECTORS
                                    ---------

          SECTION 1.  NUMBER AND QUALIFICATIONS .  The board of directors of the
                      -------------------------
corporation shall consist of one or more members. Subject to any provision as to the number of directors contained in the articles of incorporation or these by-laws, the exact number of directors shall be fixed from time to time by action of the shareholders or by vote of a majority of the entire board of directors, provided that no decrease in the number of directors shall shorten the term of any incumbent director. If the number of directors be increased at any time, the vacancy or vacancies in the board arising from such increase shall be filled as provided in Section 5 of this Article II. All of the directors shall be at least eighteen (18) years of age. Directors need not be shareholders.

          SECTION 2.  ELECTION AND TERM OF OFFICE .  Except as otherwise
                      ---------------------------
provided by law or these by-laws, each director of the corporation shall be elected at an annual meeting of shareholders or at any meeting of the shareholders held in lieu of such annual meeting, which meeting, for the purpose of these by-laws, shall be deemed the annual meeting, and shall hold office until the next annual meeting of shareholders and until his or her successor has been elected and qualified.

          SECTION 3.  RESIGNATION .  Any director of the corporation may resign
                      -----------
at any time by giving his or her resignation to the Chairman of the Board, the President or any Vice President or the Secretary. Such resignation shall take


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effect at the time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          SECTION 4.  REMOVAL OF DIRECTORS .  Any director or the entire board
                      --------------------
of directors may be removed, with or without cause, at any meeting of shareholders called expressly for that purpose, by the vote of the holders of a majority of the shares of the corporation then entitled to vote at an election of directors.

          SECTION 5.  VACANCIES .  Newly created directorships resulting from an
                      ---------
increase in the number of directors and vacancies occurring in the board of directors for any reason may be filled by the vote of a majority of the directors then in office, although less than a quorum exists, or any such newly created directorships and vacancies occurring in the board of directors for any reason may be filled by vote of the shareholders at any meeting of shareholders notice of which shall have referred to the proposed election. If any such newly created directorships or vacancies occurring in the board of directors for any reason shall not be filled prior to the next annual meeting of shareholders, they shall be filled by vote of the shareholders at such annual meeting. A director elected to fill a vacancy, unless elected by the shareholders, shall hold office until the next annual meeting of shareholders at which the election of directors is in the regular order of business, and until his or her successor has been elected and qualified.

          SECTION 6.  DIRECTORS' FEES .  Directors, including salaried officers
                      ---------------
who are directors, may receive a fee for their services as directors and traveling and other out-of-pocket expenses incurred in attending any regular or special meeting of the board. The fee may be a fixed sum to be paid for attending each meeting of the board of directors or a fixed sum to be paid monthly, quarterly, or semi-annually, irrespective of the number of meetings attended or not attended. The amount of the fee and the basis on which it shall be paid shall be determined by the board of directors. Nothing herein contained shall preclude any director from serving the corporation in any other capacity and receiving compensation for such services.


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          SECTION 7.  FIRST MEETING OF NEWLY ELECTED DIRECTORS .  The first
                      ----------------------------------------
meeting of the newly elected board of directors may be held immediately after the annual meeting of shareholders and at the same place as such annual meeting of shareholders, provided a quorum be present, and no notice of such meeting shall be necessary. In the event such first meeting of the newly elected board of directors is not held at said time and place, the same shall be held as provided in Section 8 of this Article II.

          SECTION 8.  MEETING OF DIRECTORS .  Regular and special meetings of
                      --------------------
the board of directors shall be held at such times and at such places, within or without the State of Florida as any two directors, the President, or, in the absence or disability of the President, any Vice President, may determine.

          SECTION 9.  NOTICE OF MEETINGS .  Regular meetings of the board of
                      ------------------
directors may be held without notice. Notice of each special meeting of the board of directors, stating the time and place thereof shall be given by the Chairman of the Board, the President, the Secretary, any Assistant Secretary or any member of the board to each member of the board at least two (2) days before the meeting by personal delivery or by telegraph, telecopy or other electronic communication. If mailed, such notice shall be directed to each member of the board at the address designated by him or her for such purpose or, if none is designated, at his or her last known address. Notice of a meeting need not be given to any director who submits a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting was not lawfully called or convened. The notice of any meeting of the board of directors need not specify the purpose or purposes for which the meeting is called except as provided in Article IX of these by-laws.


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          SECTION 10.  QUORUM AND ACTION BY THE BOARD .  At all meetings of the
                       ------------------------------
board of directors, except as otherwise provided by law, the articles of incorporation or these by-laws, a quorum shall be required for the transaction of business and shall consist of not less than a majority of the entire board, and the vote of a majority of the directors present shall decide any question that may come before the meeting. A majority of the directors present may adjourn any meeting to another time or place without notice other than announcement at the meeting of the time and place to which the meeting is adjourned.

          SECTION 11.  PROCEDURE .  The order of businesss and all other matters
                       ---------
of procedure at every meeting of directors may be determined by the person presiding at the meeting.

          SECTION 12.  ACTION WITHOUT A MEETING .  Any action required or
                       ------------------------
permitted to be taken by the board or any committee thereof may be taken without a meeting if all members of the board or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the board or committee shall be filed with the minutes of the proceedings of the board or committee.

          SECTION 13.  PRESENCE AT MEETING BY TELEPHONE .  Members of the Board
                       --------------------------------
of Directors or any committee thereto may participate in a meeting of such board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation in a meeting by such means shall constitute presence in person at such meeting.


                                   ARTICLE III

                             COMMITTEES OF DIRECTORS
                             -----------------------

          SECTION 1.  DESIGNATION OF COMMITTEES .  The board of directors, by
                      -------------------------
resolution or resolutions adopted by a majority of the entire board, may designate from among its members an Executive Committee and other committees, each consisting of two or more directors, and may designate one or more


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directors as alternate members of such committee, who may replace any absent member or members at any meeting of such committee. In the interim between meetings of the board of directors, the Executive Committee shall have all the authority of the board of directors except as otherwise provided by law and shall serve at the pleasure of the board of directors. Each other committee so designated shall have such name as may be provided from time to time in the resolution or resolutions, shall serve at the pleasure of the board of directors and shall have, to the extent provided in such resolution or resolutions, all the authority of the board of directors except as otherwise provided by law.

          SECTION 2.  ACTS AND PROCEEDINGS .  All acts done and power and
                      --------------------
authority conferred by the Executive Committee from time to time within the scope of its authority shall be, and may be deemed to be, and may be specified as being, the act and under the authority of the board of directors. The Executive Committee and each other committee shall keep regular minutes of its proceedings and report its actions to the board of directors when required.

          SECTION 3.  COMPENSATION .  Members of the Executive Committee or of
                      ------------
any other committee may receive such compensation for their services as the board of directors shall from time to time determine.

                                   ARTICLE IV

                                    OFFICERS
                                    --------

          SECTION 1.  OFFICERS.  The board of directors shall annually, at the
                      --------
first meeting of the board after the annual meeting of shareholders, appoint or elect a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, and a Treasurer. The board of directors may from time to time elect or appoint such additional officers as it may deem necessary. Such additional officers shall have such authority and perform such duties as the board of directors may from time to time prescribe by resolution.


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          SECTION 2.  TERM OF OFFICE.  The Chairman of the Board, the President,
                      --------------
each Vice President, the Secretary and the Treasurer shall, unless otherwise determined by the board of directors, hold office until the first meeting of the board following the next annual meeting of shareholders and until their successors have been elected or appointed and qualified. Each additional officer appointed or elected by the board of directors shall hold office for such term as shall be determined from time to time by the board of directors and until his or her successor has been elected or appointed and qualified. Any officer elected or appointed by the board of directors, however, may be removed or have his or her authority suspended by the board whenever, in its judgment, the best interests of the corporation will be served thereby. Any officer elected by the shareholders may be removed only by vote of the shareholders, unless the shareholders shall have authorized the directors to remove such officers. If the office of any officer becomes vacant for any reason, the board of directors shall have the power to fill such vacancy.

          SECTION 3.  THE CHAIRMAN OF THE BOARD.  The Chairman of the Board
                      -------------------------
shall preside at all meetings of shareholders.

          SECTION 4.  THE PRESIDENT.  The President shall be the chief executive
                      -------------
officer of the corporation. In the absence or disability of the Chairman of the Board, or at his or her request, the President shall preside at all meetings of the shareholders. He or she shall have the general powers and duties of supervision and management of the corporation which usually pertain to the chief executive office and shall perform all such other duties as are properly required of him or her by the board of directors.

          SECTION 5.  THE VICE PRESIDENTS.  The Vice Presidents may be
                      -------------------
designated by such title or titles as the board of directors may determine, and each Vice President in such order of seniority as may be determined by the board, shall, in the absence or disability of the President, or at his or her request, perform the duties and exercise the powers of the President. The Vice


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Presidents also shall have such powers and perform such duties as usually pertain to their office or as are properly required of them by the board of directors.

          SECTION 6.  THE SECRETARY AND ASSISTANT SECRETARIES . The Secretary
                      ---------------------------------------
shall issue notices of all meetings of shareholders and directors where notices of such meetings are required by law or these by-laws. He or she shall attend all meetings of shareholders and of the board of directors and keep the minutes thereof. He or she shall affix the corporate seal to and sign such instruments as require the seal and his or her signature and shall perform such other duties as usually pertain to this office or as are properly required of him or her by the board of directors.

          The Assistant Secretaries may, in the absence or disability of the Secretary, or at his or her request or the request of the President, perform the duties and exercise the powers of the Secretary, and shall perform such other duties as the board of directors shall prescribe.

          SECTION 7.  THE TREASURER AND ASSISTANT TREASURERS .  The Treasurer
                      --------------------------------------
shall have the care and custody of all the monies and securities of the corporation. He or she shall cause to be entered in books of the corporation to be kept for that purpose full and accurate accounts of all monies received by him or her and paid by him or her on account of the corporation. He or she shall make and sign such reports, statements and instruments as may be required of him or her by the board of directors or by the laws of the United States or of any state, county or other jurisdiction in which the corporation transacts business, and shall perform such other duties as usually pertain to this office or as are properly required of him or her by the board of directors.

          The Assistant Treasurer may, in the absence or disability of the Treasurer, or at his or her request or the request of the President, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the board of directors shall prescribe.

          SECTION 8.  OFFICERS HOLDING TWO OR MORE OFFICES .  Any two or more
                      ------------------------------------
offices may be held by the same person.

          SECTION 9.  DUTIES OF OFFICERS MAY BE DELEGATED .  In case of the
                      -----------------------------------
absence or disability or any officer of the corporation, or in case of a vacancy in any office or for any other reason that the board of directors may deem


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sufficient, the board of directors, except as otherwise provided by law, may temporarily delegate the powers or duties of any officer to any other officer or to any director.

          SECTION 10.  COMPENSATION .  The compensation of all officers shall be
                       ------------
determined by the board of directors. The compensation of all other employees shall be fixed by the President within such limits as may be prescribed by the board of directors.

          SECTION 11.  SECURITY .  The board of directors may require any
                       --------
officer, agent or employee of the corporation to give security for the faithful performance of his or her duties, in such amount as may be satisfactory to the board.

                                    ARTICLE V

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS
                    -----------------------------------------


          SECTION 1.  RIGHT OF INDEMNIFICATION .  Each director and officer of
                      ------------------------
the corporation, whether or not then in office, and any person whose testator or intestate was such a director or officer, shall be indemnified by the corporation against any and all liability incurred in connection with any proceeding, including any appeal thereof, by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the maximum extent permitted by any law now or hereafter in effect. In addition to the foregoing indemnification, the corporation shall indemnify, to the maximum extent permitted by any law now or hereafter in effect, such person against expenses incurred by him or her in connection with any such proceeding. Such expenses shall, to the maximum extent permitted by any law now or hereafter in effect, be paid in advance of the final disposition of the proceeding. As used in this section, "corporation", "other enterprises", "expenses", "liability', "proceeding", "agent", "serving at the request of the corporation" and other expressions shall have the respective meanings ascribed to them by the Florida Business Corporation Act or successor statute. The indemnification provisions set forth in this section shall be construed liberally in favor of the directors and officers of the corporation, and shall be in addition to, and not in limitation of, any other right of limitation which such persons may possess from time to time by statute or contract.

          SECTION 2.  OTHER RIGHTS OF INDEMNIFICATION .  The right of
                      -------------------------------
indemnification herein provided shall not be deemed exclusive of any other rights to which any such director, officer or other person may now or hereafter be otherwise entitled and specifically, without limiting the generality of the


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foregoing, shall not be deemed exclusive of any rights pursuant to statute or otherwise, of any such director, officer or other person in any such action or proceeding to have assessed or allowed in his or her favor, against the corporation or otherwise, his or her costs and expenses incurred therein or in connection therewith or any part thereof.

                                   ARTICLE VI

                                     SHARES
                                     ------

          SECTION 1.  CERTIFICATE OF SHARES .  The shares of the corporation
                      ---------------------
shall be represented by certificates which shall be numbered and shall be entered in the records of the corporation as they are issued. Each share certificate shall when issued state upon the face thereof the name of the corporation, that the corporation is formed under the laws of the State of Florida, the name of the person or persons to whom issued, the number and class of shares and the designation of the series, if any, which such certificate represents, and the par value of the shares represented by such certificate or a statement that the shares are without par value, and shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary, and may be sealed with the seal of the corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of the transfer agent or a registrar other than the corporation itself or its employees. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer at the date of issuance. No certificate shall be valid until countersigned by a transfer agent if the corporation has a transfer agent, or until registered by a registrar if the corporation has a registrar.

          SECTION 2.  TRANSFER OF SHARES .  Shares of the corporation shall be
                      ------------------
transferable on the books of the corporation by the holder thereof, in person or by duly authorized attorney, upon the surrender of the certificates representing the shares to be transferred, properly endorsed. Except as otherwise provided


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by law, the corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof. The board of directors, to the extent permitted by law, shall have power and authority to make all rules and regulations as it may deem expedient concerning the issue, transfer and registration of share certificates and may appoint one or more transfer agents and registrars of the shares of the corporation.

          SECTION 3.  FIXING OF RECORD TIME .  The board of directors may fix,
                      ---------------------
in advance, a day and hour not more than sixty (60) days nor less than ten (10) days before the date on which any meeting of the shareholders entitled to notice of and to vote at such meeting and at all adjournments thereof shall be determined; and, in the event such record date and time are fixed by the board of directors, no one other than the holders of record on such date and time of shares entitled to notice of and to vote at such meeting shall be entitled to notice of and to vote at such meeting or any adjournment thereof. If a record date and time shall not be fixed by the board of directors for the determination of share-holders entitled to notice of and to vote at any meeting of the shareholders, the date on which notice of the meeting is mailed shall be the record date for such determination of shareholders; provided, however, that if no notice of such meeting is given, shareholders of record at the close of business on the day next preceding the day on which such meeting is held, and no others, shall be entitled to vote at such meeting or any adjournment thereof.

          The board of directors may fix, in advance, a day and hour, not more than sixty (60) days nor less than ten (10) days before the date fixed for the payment of a dividend of any kind or the allotment of any rights, as the record time for the determination of shareholders entitled to receive such dividend or rights, and in such case only shareholders of record at the date and time so fixed shall be entitled to receive such dividend or rights; provided, however, that if no record date and time for the determination of shareholders entitled to receive such dividend or rights are fixed, shareholders of record at the close of business on the day on which the resolution of the board of directors authorizing the payment of such dividend or the allotment of such rights is adopted shall be entitled to receive such dividend or rights.

          SECTION 4.  RECORD OF SHAREHOLDERS .  The corporation shall keep at
                      ----------------------
its office in the State of Florida, or at the office of its transfer agent or registrar in this state, a record containing the names and addresses of all shareholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

          SECTION 5.  LOST SHARE CERTIFICATES .  The board of directors may in
                      -----------------------
its discretion cause a new certificate for shares to be issued by the corporation in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the board may require the owner of the lost or destroyed certificate, or his or her legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate or the issuance of any such new certificate; but the board of directors may in its discretion refuse to issue such new certificate save upon the order of the court having jurisdiction in such matters.

                                   ARTICLE VII

                                    FINANCES
                                    --------

          SECTION 1.  FISCAL YEAR .  The fiscal year end of the corporation
                      -----------
shall end the 31st day of July of year unless otherwise provided by the board of directors or shareholders.

          SECTION 2.  CORPORATE FUNDS .  The funds of the corporation shall be
                      ---------------
deposited in its name with such banks, trust companies or other depositories as the board of directors may from time to time designate. All checks, notes, drafts and other negotiable instruments of the corporation shall be signed by such officer or officers, employee or employees, agent or agents as the board of directors may from time to time designate. No officers, employees or agents of the corporation, alone or with others, shall have power to make any checks, notes, drafts or other negotiable instruments in the name of the corporation or to bind the corporation thereby, except as provided in this section.

          SECTION 3.  LOANS TO EMPLOYEES AND OFFICERS .  The corporation may
                      -------------------------------
lend money to, guarantee any obligation of, or otherwise assist any officer or other employee of the corporation, including any officer or employee who is a director of the corporation, whenever, in the judgment of the board of directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation.

          SECTION 4.  DIVIDENDS .  Dividends in cash, property or shares of the
                      ---------
corporation may be declared and paid only out of the unreserved and unrestricted earned surplus or out of capital surplus, but each dividend paid out of a capital surplus shall be identified as a distribution of capital surplus and the amount per share paid from such surplus shall be disclosed to the shareholders in a written notice received concurrently with such distribution.

                                  ARTICLE VIII

                                 CORPORATE SEAL
                                 --------------

          SECTION 1.  FORM OF SEAL .  The seal of the corporation shall be in
                      ------------
such form as may be determined from time to time by the board of directors. The seal on any corporate obligation for the payment of money may be facsimile.

                                   ARTICLE IX

                                   AMENDMENTS
                                   ----------

          SECTION 1.  PROCEDURE FOR AMENDING BY-LAWS .  By-laws of the
                      ------------------------------
corporation may be adopted, amended or repealed at any meeting of the shareholders notice of which shall have referred to the proposed action, by the affirmative vote of the holders of a majority of the outstanding voting stock of the corporation, or at any meeting of the board of directors notice of which shall have referred to the proposed action, by the vote of a majority of the entire board of directors.

                                INDEX TO BY-LAWS

ARTICLE I MEETINGS OF STOCKHOLDERS . . . . . . . . . . . . . . . . . .   1
          ------------------------
  SECTION 1.  ANNUAL MEETING . . . . . . . . . . . . . . . . . . . . .   1
              --------------
  SECTION 2.  SPECIAL MEETINGS . . . . . . . . . . . . . . . . . . . .   1
              ----------------
  SECTION 3.  NOTICE OF MEETINGS . . . . . . . . . . . . . . . . . . .   1
              ------------------
  SECTION 4.  WAIVER OF NOTICE OF MEETINGS OF SHAREHOLDERS . . . . . .   2
              --------------------------------------------
  SECTION 5.  PROCEDURE. . . . . . . . . . . . . . . . . . . . . . . .   2
              ---------
  SECTION 6.  LIST OF SHAREHOLDERS . . . . . . . . . . . . . . . . . .   2
  ---------   --------------------
  SECTION 7.  QUORUM AND VOTING. . . . . . . . . . . . . . . . . . . .   3
              -----------------
  SECTION 8.  ADJOURNMENTS . . . . . . . . . . . . . . . . . . . . . .   3
              ------------
  SECTION 9.  VOTING; PROXIES. . . . . . . . . . . . . . . . . . . . .   4
              --------------
  SECTION 10.  APPOINTMENT OF INSPECTORS OF ELECTION . . . . . . . . .   4
               -------------------------------------
  SECTION 11.  DUTIES OF INSPECTORS OF ELECTION. . . . . . . . . . . .   5
               --------------------------------
  SECTION 12.  ACTION BY SHAREHOLDERS WITHOUT A MEETING. . . . . . . .   5
               ----------------------------------------
ARTICLE II DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . .   6
           ---------
  SECTION 1.  NUMBER AND QUALIFICATIONS. . . . . . . . . . . . . . . .   6
              -------------------------
  SECTION 2.  ELECTION AND TERM OF OFFICE. . . . . . . . . . . . . . .   6
              --------------
  SECTION 3.  RESIGNATION. . . . . . . . . . . . . . . . . . . . . . .   6
              -----------
  SECTION 4.  REMOVAL OF DIRECTORS . . . . . . . . . . . . . . . . . .   7
              --------------------
  SECTION 5.  VACANCIES. . . . . . . . . . . . . . . . . . . . . . . .   7
              ---------
  SECTION 6.  DIRECTORS' FEES. . . . . . . . . . . . . . . . . . . . .   7
              ---------------
  SECTION 7.  FIRST MEETING OF NEWLY ELECTED DIRECTORS . . . . . . . .   8
              ----------------------------------------
  SECTION 8.  MEETING OF DIRECTORS . . . . . . . . . . . . . . . . . .   8
              --------------------
  SECTION 9.  NOTICE OF MEETINGS . . . . . . . . . . . . . . . . . . .   8
              ------------------
  SECTION 10.  QUORUM AND ACTION BY THE BOARD. . . . . . . . . . . . .   9
               ------------------------------
  SECTION 11.  PROCEDURE . . . . . . . . . . . . . . . . . . . . . . .   9
               ---------
  SECTION 12.  ACTION WITHOUT A MEETING. . . . . . . . . . . . . . . .   9
               ------------------------
  SECTION 13.  PRESENCE AT MEETING BY TELEPHONE. . . . . . . . . . . .   9
               --------------------------------
ARTICLE III COMMITTEES OF DIRECTORS. . . . . . . . . . . . . . . . . .   9
            -----------------------
  SECTION 1.  DESIGNATION OF COMMITTEES. . . . . . . . . . . . . . . .   9
              -------------------------
  SECTION 2.  ACTS AND PROCEEDINGS . . . . . . . . . . . . . . . . . .  10
              --------------------
  SECTION 3.  COMPENSATION . . . . . . . . . . . . . . . . . . . . . .  10
              ------------
ARTICLE IV OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . .  10
           --------
SECTION 1.  OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . .  10
            --------
SECTION 2.  TERM OF OFFICE . . . . . . . . . . . . . . . . . . . . . .  11
            --------------
SECTION 3.  THE CHAIRMAN OF THE BOARD. . . . . . . . . . . . . . . . .  11
            -------------------------
SECTION 4.  THE PRESIDENT. . . . . . . . . . . . . . . . . . . . . . .  11
            -------------
SECTION 5.  THE VICE PRESIDENTS. . . . . . . . . . . . . . . . . . . .  11
            -------------------
  SECTION 6.  THE SECRETARY AND ASSISTANT SECRETARIES. . . . . . . . .  12
              ---------------------------------------

  SECTION 7.  THE TREASURER AND ASSISTANT TREASURERS . . . . . . . . .  12
              --------------------------------------
  SECTION 8.  OFFICERS HOLDING TWO OR MORE OFFICES . . . . . . . . . .  12
              ------------------------------------
  SECTION 9.  DUTIES OF OFFICERS MAY BE DELEGATED. . . . . . . . . . .  12
              -----------------------------------
  SECTION 10.  COMPENSATION. . . . . . . . . . . . . . . . . . . . . .  13
               ------------
  SECTION 11.  SECURITY. . . . . . . . . . . . . . . . . . . . . . . .  13
               --------
ARTICLE V  INDEMNIFICATION OF DIRECTORS AND OFFICERS . . . . . . . . .  13
           -----------------------------------------
  SECTION 1.  RIGHT OF INDEMNIFICATION . . . . . . . . . . . . . . . .  13
              ------------------------
  SECTION 2.  OTHER RIGHTS OF INDEMNIFICATION. . . . . . . . . . . . .  13
              -------------------------------
ARTICLE VI SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .  14
           ------
  SECTION 1.  CERTIFICATE OF SHARES. . . . . . . . . . . . . . . . . .  14
              ---------------------
  SECTION 2.  TRANSFER OF SHARES . . . . . . . . . . . . . . . . . . .  14
              ------------------
  SECTION 3.  FIXING OF RECORD TIME. . . . . . . . . . . . . . . . . .  15
              ---------------------
  SECTION 4.  RECORD OF SHAREHOLDERS . . . . . . . . . . . . . . . . .  16
              ----------------------
  SECTION 5.  LOST SHARE CERTIFICATES. . . . . . . . . . . . . . . . .  16
              -----------------------
ARTICLE VII FINANCES . . . . . . . . . . . . . . . . . . . . . . . . .  17
            --------
  SECTION 1.  FISCAL YEAR. . . . . . . . . . . . . . . . . . . . . . .  17
              -----------
  SECTION 2.  CORPORATE FUNDS. . . . . . . . . . . . . . . . . . . . .  17
              ---------------
  SECTION 3.  LOANS TO EMPLOYEES AND OFFICERS. . . . . . . . . . . . .  17
              -------------------------------
  SECTION 4.  DIVIDENDS. . . . . . . . . . . . . . . . . . . . . . . .  17
              ---------
ARTICLE VIII CORPORATE SEAL. . . . . . . . . . . . . . . . . . . . . .  18
              -------------
  SECTION 1.  FORM OF SEAL . . . . . . . . . . . . . . . . . . . . . .  18
              ------------
ARTICLE IX AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . . . .  18
           ----------
  SECTION 1.  PROCEDURE FOR AMENDING BY-LAWS . . . . . . . . . . . . .  18
              ------------------------------